UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): JANUARY 25, 2006 (JANUARY 23,
                                      2006)

                       ----------------------------------
                                 SPACEDEV, INC.
               (Exact Name of Registrant as Specified in Charter)
                       ----------------------------------

          COLORADO                  000-28947                   84-1374613
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                 13855 STOWE DRIVE, POWAY, CALIFORNIA        92064
             (Address of Principal Executive Offices)     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (858) 375-2030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                      PAGE



ITEM  8.01.  OTHER  EVENTS.

     On January 23, 2006, SpaceDev filed a joint proxy statement/prospectus supplement no. 1, which we refer to as supplement no. 1, updating and supplementing our joint proxy statement/prospectus dated December 29, 2005, which forms part of our registration statement on Form S-4 (Registration File No. 333-130244). The joint proxy statement/prospectus relates to the special meetings of the shareholders of SpaceDev, Inc. and Starsys Research Corporation and the proposed merger of Starsys with and into a wholly-owned subsidiary of SpaceDev, including the issuance of shares of SpaceDev common stock to Starsys shareholders pursuant to the related agreement and plan of merger and reorganization. This supplement is being sent to shareholders of SpaceDev and Starsys to advise them of the financing that SpaceDev recently consummated and to update the description of appraisal rights under California law.

     Among other things, supplement no.1 includes a supplemental discussion of risk factors related to the proposed merger referred to in the preceding paragraph, describes a significant financing recently completed by SpaceDev, discusses the rights of purchasers of SpaceDev securities in that financing (including a description of the new Series D Preferred Stock Certificates of Designation), and updates information about dissenters' appraisal rights with respect to the proposed merger. A complete copy of supplement no. 1 is filed as exhibit 99.1 hereto. The summaries of the transactions and the information included in supplement no. 1 set forth above do not purport to be complete and are qualified in their entirety by reference to this exhibit, which should be reviewed carefully.

ITEM  9.01.              FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.

99.1 Joint Proxy Statement/Prospectus Supplement No. 1 filed January 23, 2006 to the Joint Proxy Statement/Prospectus filed on December 29, 2005



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPACEDEV,  INC.

Date:  January  25,  2006           By:     /s/  RICHARD  B.  SLANSKY
                                        ---------------------------------------
                                    Richard  B.  Slansky
                                    President  &  Chief  Financial  Officer



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